Exhibit 99

October 31, 2016

Dominion Midstream Partners Announces Third-Quarter 2016 Earnings

•	Net Income attributable to the partnership of $24.3 million

•	Adjusted EBITDA of $27.9 million for third-quarter 2016

•	Management affirms targeted 22% annual distribution growth through 2020

RICHMOND, Va. – Dominion Midstream Partners, LP (NYSE: DM) reported unaudited net income attributable to the partnership of $24.3 million, or 30 cents per common limited partner unit for the three months ended Sept. 30, 2016. Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) was $27.9 million, and distributable cash flow was $24.1 million for the quarter.

Dominion Midstream uses Adjusted EBITDA and distributable cash flow as the primary performance measurements of its earnings and results for public communications with analysts and investors. Dominion Midstream also uses Adjusted EBITDA and distributable cash flow internally for budgeting, reporting to the Board of Directors and other purposes. Management believes Adjusted EBITDA and distributable cash flow provide a more meaningful representation of the company’s financial performance and liquidity. Schedules B and D of this press release include a reconciliation to the most directly comparable GAAP measure.

QUARTERLY DISTRIBUTION

On Oct. 21, 2016, the Board of Directors declared a quarterly distribution of $0.2475 per unit, payable on Nov. 15, 2016, to unitholders of record at the close of business Nov. 4, 2016.

CONFERENCE CALL TODAY

Dominion Midstream and Dominion Resources will jointly host a third-quarter earnings conference call at 1 p.m. ET on Monday, Oct. 31, 2016. Management will discuss its third-quarter financial results and other matters of interest to the financial community.

Domestic callers should dial (877) 410-5657. International callers should dial (334) 323-9872. The passcode for the conference call is “Dominion.” Participants should dial in 10 to 15 minutes prior to the scheduled start time. Members of the media also are invited to listen.

A live webcast of the conference call, including accompanying slides, will be available on the company’s investor information page at www.dommidstream.com/investors.

A replay of the conference call will be available beginning about 4 p.m. ET Oct. 31, 2016 and lasting until 11 p.m. ET Nov. 7, 2016. Domestic callers may access the recording by dialing (877) 919-4059. International callers should dial (334) 323-0140. The PIN for the replay is 85471176. Additionally, a replay of the webcast will be available on the investor information pages by the end of the day Oct. 31, 2016.

ABOUT DOMINION MIDSTREAM

Dominion Midstream is a Delaware limited partnership formed by Dominion Resources, Inc., to grow a portfolio of natural gas terminaling, processing, storage, transportation and related assets. It is headquartered in Richmond, Va. For more information about Dominion Midstream, visit its website at www.dommidstream.com.

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CONTACTS:	Media: Ryan Frazier, (804) 819-2521 or C.Ryan.Frazier@dom.com
Financial analysts: Kristy Babcock, (804) 819-2492 or Kristy.R.Babcock@dom.com

Dominion Midstream Partners, LP

Schedule A - Consolidated Statements of Income*

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
(millions, except per unit data)
Operating Revenue	$85.0	$103.1	$253.6	$286.9

Operating Expenses
Purchased gas	2.6	23.4	7.5	52.8
Other operations and maintenance	16.7	13.8	52.8	43.1
Depreciation and amortization	10.4	9.9	30.6	30.4
Other taxes	7.6	7.3	21.7	20.0

Total operating expenses	37.3	54.4	112.6	146.3

Income from operations	47.7	48.7	141.0	140.6
Earnings from equity method investee	4.7	—	14.8	—
Other income	0.9	0.2	2.3	0.6
Interest and related charges (benefit)	(0.1)	0.1	(0.2)	0.3

Income from operations including noncontrolling interest before income taxes	53.4	48.8	158.3	140.9
Income tax expense	—	—	—	2.1

Net income including noncontrolling interest and DCG Predecessor	$53.4	$48.8	$158.3	$138.8

Less: Net income attributable to DCG Predecessor [1]	—	—	—	2.3

Net income including noncontrolling interest	53.4	48.8	158.3	136.5
Less: Net income attributable to noncontrolling interest	29.1	30.8	88.4	89.1

Net income attributable to partners	$24.3	$18.0	$69.9	$47.4

Net income attributable to partners’ ownership interest
General partner’s interest in net income	$0.7	$—	$1.7	$(0.7)
Common unitholders’ interest in net income	13.8	10.5	40.1	26.7
Subordinated unitholder’s interest in net income	9.8	7.5	28.1	21.4

Net income per limited partner unit (basic and diluted)
Common Units	$0.30	$0.28	$0.88	$0.75
Subordinated Units	$0.30	$0.24	$0.88	$0.67

[1]	Represents amounts for the period from January 31, 2015 through March 31, 2015.
*	The notes contained in Dominion Midstream’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP

Schedule B - Reconciliation of EBITDA and Adjusted EBITDA to Net Income*

(Unaudited)

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure for each period.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
(millions)
Net income including noncontrolling interest and DCG Predecessor	$53.4	$48.8	$158.3	$138.8
Add:
Depreciation and amortization	10.4	9.9	30.6	30.4
Interest and related charges (benefit)	(0.1)	0.1	(0.2)	0.3
Income tax expense	—	—	—	2.1

EBITDA	$63.7	$58.8	$188.7	$171.6

Distributions from equity method investee	5.7	—	17.4	—
Less:
Earnings from equity method investee	4.7	—	14.8	—
EBITDA attributable to DCG Predecessor [1]	—	—	—	5.7
EBITDA attributable to noncontrolling interest	36.8	38.5	111.3	113.9

Adjusted EBITDA	$27.9	$20.3	$80.0	$52.0

[1]	Represents amounts for the period from January 31, 2015 through March 31, 2015.
*	The notes contained in Dominion Midstream’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP

Schedule C - Summary of Consolidated Statements of Cash Flows*

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
(millions)
Cash flows from operating activities:
Net income	$53.4	$48.8	$158.3	$138.8
Adjustments to reconcile net income to net cash provided by operating activities	26.3	22.1	51.8	56.8

Net cash provided by operating activities	$79.7	$70.9	$210.1	$195.6

Cash flows from investing activities:
Net cash used in investing activities	$(307.9)	$(369.8)	$(962.1)	$(850.4)

Cash flows from financing activities:
Net cash provided by financing activities	$261.1	$328.6	$774.1	$586.4

Cash and cash equivalents at beginning of period	24.2	77.3	35.0	175.4

Cash and cash equivalents at end of period	$57.1	$107.0	$57.1	$107.0

*	The notes contained in Dominion Midstream’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP

Schedule D - Reconciliation of Distributable Cash Flow to Net Cash from Operating Activities*

(Unaudited)

The following table presents a reconciliation of distributable cash flow to the most directly comparable GAAP financial measure for each period.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
(millions)
Net cash provided by operating activities	$79.7	$70.9	$210.1	$195.6
Less:
Cash attributable to noncontrolling interest	53.1	48.9	132.6	128.9
Cash attributable to DCG Predecessor [1]	—	—	—	10.4
Other changes in working capital and noncash adjustments	1.3	(1.7)	2.5	(4.3)

Adjusted EBITDA	27.9	20.3	80.0	52.0

Adjustments to cash[2]:
Plus: Deferred revenue	—	3.0	2.0	4.0
Less: Amortization of regulatory liability	(0.7)	(0.7)	(2.1)	(1.4)
Less: Maintenance capital expenditures	(3.0)	(3.6)	(10.8)	(6.0)
Plus: Acquisition costs funded by Dominion	0.3	—	0.4	0.7
Less: Interest expense and AFUDC equity	(0.5)	(0.5)	(1.5)	(0.9)
Plus: Non-cash director compensation	0.1	—	0.2	0.1

Distributable cash flow	$24.1	$18.5	$68.2	$48.5

[1]	Represents amounts for the period from January 31, 2015 through March 31, 2015.
[2]	Beginning in the first quarter of 2016, distributable cash flow no longer reflects an adjustment for the timing difference between cash paid for property taxes and the amount recognized into expense. All prior periods presented have been recalculated to reflect a consistent approach. Previously, distributable cash flow for the three and nine months ended September 30, 2015 was $19.8 million and $51.0 million, respectively.
*	The notes contained in Dominion Midstream’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

HOW WE EVALUATE OUR OPERATIONS

Subsequent to the acquisition of DCG, we define distributable cash flow as Adjusted EBITDA less maintenance capital expenditures, less interest expense and adjusted for known timing differences between cash and income. All periods presented have been calculated to reflect a consistent approach.

Dominion Midstream Partners, LP

Schedule E - Selected Financial Data*

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
(millions)
Adjusted EBITDA	$27.9	$20.3	$80.0	$52.0
Adjustments to cash[1]:
Plus: Deferred revenue	—	3.0	2.0	4.0
Less: Amortization of regulatory liability	(0.7)	(0.7)	(2.1)	(1.4)
Less: Maintenance capital expenditures	(3.0)	(3.6)	(10.8)	(6.0)
Plus: Acquisition costs funded by Dominion	0.3	—	0.4	0.7
Less: Interest expense and AFUDC equity	(0.5)	(0.5)	(1.5)	(0.9)
Plus: Non-cash director compensation	0.1	—	0.2	0.1

Distributable Cash Flow	$24.1	$18.5	$68.2	$48.5

Distributions:
Incentive distribution rights	1.0	—	2.1	—
Common unitholders	11.3	9.1	32.3	22.5
Subordinated unitholder	7.9	6.4	22.6	18.0

Total distributions[2]	$20.2	$15.5	$57.0	$40.5

Coverage Ratio	1.19x	1.19x	1.20x	1.20x

[1]	Beginning in the first quarter of 2016, distributable cash flow no longer reflects an adjustment for the timing difference between cash paid for property taxes and the amount recognized into expense. All prior periods presented have been recalculated to reflect a consistent approach. Previously, distributable cash flow for the three and nine months ended September 30, 2015 was $19.8 million and $51.0 million, respectively.
[2]	Distributions declared to common units is based on units outstanding at September 30, 2016, and therefore excludes distributions paid on any additional units issued to the public by November 4, 2016 in connection with Dominion Midstream’s anticipated acquisition of Questar Pipeline.
*	The notes contained in Dominion Midstream’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

See schedules B and D for reconciliations of non-GAAP measures.